UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2011

United Refining Company

(Exact name of registrant as specified in its charter)

Pennsylvania	001-06198	25-1411751
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Bradley Street Warren, Pennsylvania	16365
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (814) 723-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

United Refining Company (the “Company”) is disclosing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1. Certain of this information has not previously been made publicly available by the Company and may be deemed to be material. This Current Report on Form 8-K also updates certain information previously reported by the Company. The information included in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 22, 2011	UNITED REFINING COMPANY

	By:	/s/ James E. Murphy
		Name:	James E. Murphy
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Information update.